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Accrued Interest Date:                                                                            Collection Period Ending:
25-Jul-06                                                                                                         31-Jul-06
Distribution Date:                          BMW VEHICLE OWNER TRUST 2004-A                                         Period #
                                            ------------------------------
25-Aug-06                                                                                                                27

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
Balances
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                                                                      Initial         Period End
    Receivables                                                $1,500,120,934       $394,399,930
    Reserve Account                                                $9,683,915         $6,858,988
    Yield Supplement Overcollateralization                        $10,287,158         $2,456,982
    Class A-1 Notes                                              $313,000,000                 $0
    Class A-2 Notes                                              $417,000,000                 $0
    Class A-3 Notes                                              $470,000,000       $102,109,172
    Class A-4 Notes                                              $256,312,000       $256,312,000
    Class B Notes                                                 $33,521,000        $33,521,000

Current Collection Period
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    Beginning Receivables Outstanding                            $420,934,082
    Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                         $17,412,258
          Receipts of Pre-Paid Principal                           $8,800,975
          Liquidation Proceeds                                       $170,747
          Principal Balance Allocable to Gross Charge-offs           $150,171
       Total Receipts of Principal                                $26,534,152

       Interest Distribution Amount
          Receipts of Interest                                     $1,306,517
          Servicer Advances                                                $0
          Reimbursement of Previous Servicer Advances                 ($7,645)
          Accrued Interest on Purchased Receivables                        $0
          Recoveries                                                  $27,664
          Net Investment Earnings                                     $31,098
       Total Receipts of Interest                                  $1,357,634

       Release from Reserve Account                                   $41,920

    Total Distribution Amount                                     $27,783,535

    Ending Receivables Outstanding                               $394,399,930

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance          $398,354
    Current Period Servicer Advance                                        $0
    Current Reimbursement of Previous Servicer Advance                ($7,645)
    Ending Period Unreimbursed Previous Servicer Advances            $390,709

Collection Account
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    Deposits to Collection Account                                $27,783,535
    Withdrawals from Collection Account
       Servicing Fees                                                $350,778
       Class A Noteholder Interest Distribution                      $994,928
       First Priority Principal Distribution                               $0
       Class B Noteholder Interest Distribution                       $98,328
       Regular Principal Distribution                             $26,339,500
       Reserve Account Deposit                                             $0
       Unpaid Trustee Fees                                                 $0
       Excess Funds Released to Depositor                                  $0
    Total Distributions from Collection Account                   $27,783,535

Excess Funds Released to the Depositor
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       Release from Reserve Account                                  $419,021
       Release from Collection Account                                     $0
    Total Excess Funds Released to the Depositor                     $419,021

Note Distribution Account
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    Amount Deposited from the Collection Account                  $27,432,756
    Amount Deposited from the Reserve Account                              $0
    Amount Paid to Noteholders                                    $27,432,756

Distributions
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    Monthly Principal Distributable Amount                    Current Payment     Ending Balance    Per $1,000    Factor
    Class A-1 Notes                                                        $0                 $0         $0.00     0.00%
    Class A-2 Notes                                                        $0                 $0         $0.00     0.00%
    Class A-3 Notes                                               $26,339,500       $102,109,172        $56.04    21.73%
    Class A-4 Notes                                                        $0       $256,312,000         $0.00   100.00%
    Class B Notes                                                          $0        $33,521,000         $0.00   100.00%

    Interest Distributable Amount                             Current Payment         Per $1,000
    Class A-1 Notes                                                        $0              $0.00
    Class A-2 Notes                                                        $0              $0.00
    Class A-3 Notes                                                  $285,798              $0.61
    Class A-4 Notes                                                  $709,130              $2.77
    Class B Notes                                                     $98,328              $2.93



Carryover Shortfalls
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                                                       Prior Period Carryover    Current Payment    Per $1,000
    Class A-1 Interest Carryover Shortfall                                 $0                 $0            $0
    Class A-2 Interest Carryover Shortfall                                 $0                 $0            $0
    Class A-3 Interest Carryover Shortfall                                 $0                 $0            $0
    Class A-4 Interest Carryover Shortfall                                 $0                 $0            $0
    Class B Interest Carryover Shortfall                                   $0                 $0            $0


Receivables Data
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                                                             Beginning Period      Ending Period
    Number of Contracts                                                35,208             34,186
    Weighted Average Remaining Term                                     26.12              25.18
    Weighted Average Annual Percentage Rate                             4.62%              4.62%

    Delinquencies Aging Profile End of Period                   Dollar Amount         Percentage
       Current                                                   $351,581,974             89.14%
       1-29 days                                                  $35,062,216              8.89%
       30-59 days                                                  $5,827,721              1.48%
       60-89 days                                                  $1,031,229              0.26%
       90-119 days                                                   $225,203              0.06%
       120-149 days                                                  $671,587              0.17%
       Total                                                     $394,399,930            100.00%
       Delinquent Receivables +30 days past due                    $7,755,741              1.97%


    Write-offs
       Gross Principal Write-Offs for Current Period                 $150,171
       Recoveries for Current Period                                  $27,664
       Net Write-Offs for Current Period                             $122,507

       Cumulative Realized Losses                                  $5,936,738


    Repossessions                                               Dollar Amount              Units
       Beginning Period Repossessed Receivables Balance            $1,049,747                 62
       Ending Period Repossessed Receivables Balance               $1,239,009                 69
       Principal Balance of 90+ Day Repossessed Vehicles             $133,135                 10



Yield Supplement Overcollateralization
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    Beginning Period Required Amount                               $2,651,634
    Beginning Period Amount                                        $2,651,634
    Ending Period Required Amount                                  $2,456,982
    Current Period Release                                           $194,652
    Ending Period Amount                                           $2,456,982
    Next Distribution Date Required Amount                         $2,269,965

Reserve Account
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    Beginning Period Required Amount                               $7,319,929
    Beginning Period Amount                                        $7,319,929
    Net Investment Earnings                                           $31,098
    Current Period Deposit                                                 $0
    Current Period Release to Collection Account                      $41,920
    Current Period Release to Depositor                              $419,021
    Ending Period Required Amount                                  $6,858,988
    Ending Period Amount                                           $6,858,988

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